UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2019

GLOBE PHOTOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55370	27-0746744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6445 South Tenaya Way, B-130

Las Vegas, Nevada 89113

(Address of principal executive offices)

(702) 722-6113

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act: none

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 14, 2019, Globe Photos, Inc., a Delaware corporation (the “Company”) appointed Max Scheder-Bieschin to the position of Chief Financial Officer of the Company. Concurrently with the appointment of Mr. Scheder-Bieschin, Mr. Shamar Tobias resigned as Interim Chief Financial Officer. Mr. Tobias will remain as controller of the Company.

Mr. Scheder-Bieschin, 57, was previously CFO of Ekso Bionics (Nasdaq: EKSO) from 2010-2018, a developer of wearable robotic exoskeletons for medical and industrial applications. From 2007-2009, he was co-founder and CEO of Barefoot Motors, a designer and manufacturer of electric ATVs which was eventually sold. From 2005-2007, he was the President of ZAP – Zero Air Pollution, a publicly-listed distributor of zero emissions vehicles, where he increased market capitalization three-fold. From 2001-2004, he was managing director and co-head of M&A at Deutsche Bank, where he was responsible for mergers and acquisitions and focused on cross-border transactions with industrial and private equity clients. Earlier in his career, he was managing director and head of M&A at ING Barings/BHF-Bank, principal at Fredericks, Michael & Co., and associate director at Bear Stearns & Co. He participated in the Stanford Executive Program at the Stanford School of Business and the Accounting Program at New York University Stern School of Business. He received his Bachelor of Arts in Economics from Stanford University. Mr. Scheder-Bieschin is currently an independent board member of leading venture-capital firm 500 Startups.

There is no arrangement or understanding between Mr. Scheder-Bieschin and any other person pursuant to which he was selected as an executive officer. There are no family relationships between Mr. Scheder-Bieschin and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer and the Company has not entered into any transactions with Mr. Scheder-Bieschin that are reportable pursuant to Item 404(a) of Regulation S-K.

In connection with the commencement of Mr. Scheder-Bieschin’s employment as the Company’s Chief Financial Officer, Mr. Scheder-Bieschin and the Company entered into an Executive Employment Agreement, effective as of August 14, 2019 (the “Employment Agreement”) which has the following terms:

•	A base salary at an annualized rate of $250,000;

•	Discretionary annual cash bonus awards of 75% to 100% of base salary based on achieving certain revenue targets set at the discretion of the Board of Directors or an appropriate committee thereof;

•	Subject to approval of the Board of Directors or an appropriate committee thereof, the Company will issue Mr. Scheder-Bieschin RSUs as a sign-on bonus (the “Sign-On Bonus”) in the amount of Twenty-Five Thousand (25,000) shares of the Company’s common stock, issued under the Company’s 2018 Incentive Plan (the “Plan”), which shall vest (i) 50% on commencement of services and (ii) the remaining 50% on the six-month anniversary of the commencement of services, provided, however, that there has not been a Termination of Service (as defined in the Plan) as of each such date; and

•	Subject to approval of the Board of Directors or an appropriate committee thereof, the Company will issue a stock option grant of up to 375,000 shares, issued under the Plan, with (i) 100,000 of the shares vesting on the earlier of (1) the first anniversary of the commencement of services, or (2) the consummation of an underwritten public offering and listing with Nasdaq; (ii) 150,000 of the shares being granted after the consummation of an underwritten public offering and listing with Nasdaq, vesting monthly after the grant date; and (iii) 125,000 of the shares vesting according to revenue certain revenue targets as provided in the Employment Agreement.

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In addition, Mr. Scheder-Bieschin will have severance benefits in the form of salary continuation and health benefits for a period of six to twelve months, depending on length of service, post-termination and vesting of six to twelve months, depending on length of service, of additional options as a result of termination without Cause or for Good Reason. A copy of Mr. Scheder-Bieschin’s executive employment agreement is attached hereto as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On August 15, 2019, the Company announced the appointment of Mr. Scheder-Bieschin as the Company’s Chief Financial Officer. A copy of the press release issued by the Company announcing Mr. Scheder-Bieschin’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Executive Employment Agreement, dated as of August 14, 2019, by and between Globe Photos, Inc. and Max Scheder-Bieschin.

99.1	Press Release of Globe Photos, Inc., dated August 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE PHOTOS, INC.

Dated: August 15, 2019	By: /s/ Stuart Scheinman
Stuart Scheinman
Chief Executive Officer

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